SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 6, 2004

JACOBS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-88242	34-1959351
(Commission File Number)	(I.R.S. Employer Identification No.)

240 Main Street

Black Hawk, Colorado 80422

(Address of principal executive offices)

(303) 582-1117

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith is the following:

Exhibit No.	Description
99.1	Jacobs Entertainment, Inc. press release dated August 6, 2004, announcing the company’s financial results for the second quarter ended June 30, 2004 (furnished pursuant to Item 12 of Form 8-K).

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 6, 2004, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1. The Company has also announced that it will hold a conference call to discuss its financial results at 11 a.m. Eastern Time on August 9, 2004. The call will be broadcast live and will be available via replay for one week at (888) 203-1112, conference ID #260092, from Monday August 9, 2004 at 4:00 p.m. Eastern Time until midnight Eastern Time on Monday, August 16, 2004.

The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENTERTAINMENT, INC.

Date: August 6, 2004	By:	/s/ Stephen R. Roark
Stephen R. Roark
Chief Financial Office

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